The Directors
Lanark Master Issuer plc
Winchester House, Mailstop 429
1 Great Winchester Street
London
EC2N 2DB
(the "Issuer")

Clydesdale Bank plc
30 St. Vincent Place
Glasgow
G1 2HL
(the "Originator")

Citigroup Global Markets Limited
Citigroup Centre
Canada Square
Canary Wharf
London
E14 5LB
("Citi" and the "Arranger")

Barclays Bank PLC
5 The North Colonnade
Canary Wharf
London
("Barclays")

Merrill Lynch, Pierce, Fenner & Smith Inc
One Bryant Park, 11th Floor
New York,
NY 10036
("MLPFSI")

Morgan Stanley Co. LLC
1585 Broadway, 29th Floor
New York, NY 10036
("Morgan Stanley")

nabSecurities, LLC
245 Park Avenue, 28th Floor
New York
NY 10167
("NAB", and together with Citi, Barclays, MLPFSI and Morgan Stanley, the "Joint Lead Managers")

7 July 2015

PROPOSED ISSUE BY LANARK MASTER ISSUER PLC OF SERIES 2015-1 RESIDENTIAL MORTGAGE BACKED NOTES (the "Issue")

Dear Sirs/Madams:

We have performed the procedures enumerated below, which were agreed to by the Issuer, the Originator, the Arranger, the Joint Lead Managers and the Managers. The procedures were performed solely for the purpose of certain agreed-upon procedures on certain loans (the "Loan Pool") related to the issuance of residential mortgage backed floating rate notes by the Issuer. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of those parties specified in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This letter (the "Asset Agreed Upon Procedures Letter") is addressed to the Board of Directors of the Issuer, the Originator, the Arranger, the Joint Lead Managers and to the Managers identified in Appendix 2 of the Engagement Letter who have agreed to participate in the proposed Issue.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The Issuer provided us with a data file, 'Deloitte Loan List.xlsx' containing the account numbers of 46,531 original loans and further advances (the "First Pool Run"). A random sample of 457 loans was selected from the First Pool Run using the following sampling approach (the "Sample Pool").

The Issuer then provided us with the data file, 'Lanark 2015-1 AUP Audit Sample - Deloitte.xlsx' which contained information relating to each loan in the Sample Pool.

We have carried out the Agreed Upon Procedures during the period 17-19 June 2015.

The sampling approach

Sampling is one of the methods that can be used to reach a conclusion about a company's records.  It is a process of examining less than the total number of items in a population in order to reach a conclusion about the entire population.

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the agreed upon procedures related to the documentation and authorisation procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.14 under the agreed upon procedures sections below, have been limited to comparing that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the Application Form ("Application Form"), latest offer, KFI, Home Loan Details, Home Loan Additional Information Form, Certificate of Title ("COT"), Official Copy of Register Entries, valuation report (or a letter from the valuer), income declaration, credit search, Salary Calculator Form, Autoscore Decision Printout, Autoscore Archive Database, and the ALS loan administration system of the Originator (the "System").

Objectives

The sample sizes chosen were designed with the objective of us being able to state that we are 99% confident that not more than 1% of the population of the Loan Pool contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the Loan Pool and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

For the purposes of this Asset Agreed Upon Procedures report, the failure of a single attribute is termed an error. 5 errors were found during our agreed upon procedures.

2.	Agreed upon procedures relating to the underlying loan documentation
2.1.	Borrower's Name(s)
In cases where the surname of the female applicant changed to the surname of the male applicant we are informed by the Issuer that such changes are as a result of the changes in the marital status of the applicant. For the avoidance of doubt, we did not check that the changes in the surname of the applicant were due to the change in the marital status of the applicant as no evidence of changes to the marital status were available in the mortgage files.

2.1.1.
For each loan in the Sample Pool, we compared whether the borrower's name(s) shown on the Sample Pool substantially agreed with that shown on the Application Form.  Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred. We found that the borrower's name(s) agreed to the Application Form, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.1.2.
For each loan in the Sample Pool, we compared whether the borrower's name(s) shown on the Sample Pool substantially agreed with that shown on the latest offer, KFI or Home Loan Details. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred.  We found that the borrower's name(s) agreed with the latest offer, KFI or Home Loan Details, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.1.3.
For each loan in the Sample Pool, we compared whether the borrower's name(s) shown on the Sample Pool substantially agreed with that shown on the COT or Official Copy of Register Entries. Substantially agreed is defined as being able to identify the name where minor spelling errors or reversals of initials had occurred.  We found that the borrower's name(s) agreed with the COT or Official Copy of Register Entries, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.2.	Property address
We were instructed by the Issuer that this procedure should not include agreeing the postcode if other segments of the property address were sufficient to identify the property address.  Additionally, we were instructed by the Issuer that instances where the original plot address and final full postal address differ as the Issuer expects the property address to sometimes change as a mortgage progresses from application to completion and thus these should not be considered to be errors if the address was not substantially changed. For the avoidance of doubt, if the postcode was missing, incomplete or incorrect, or if the original plot address and final full postal address did not substantially differ, they were not considered to be an error.

2.2.1.
For each loan in the Sample Pool, we compared whether the property address shown on the Sample Pool substantially agreed with that shown on the latest offer, KFI or Home Loan Details.  Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred. We found that the property address substantially agreed with the latest offer, KFI or Home Loan Details, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.2.2.
For each loan in the Sample Pool, we compared whether the property address shown on the Sample Pool substantially agreed with that shown on the latest valuation report.  Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred. We found that the property address substantially agreed with the latest valuation report, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.2.3.
For each loan in the Sample Pool, we compared whether the property address shown on the Sample Pool substantially agreed with that shown on the COT or Official Copy of Register Entries.  Substantially agreed is defined as being able to identify the address where minor spelling errors have occurred or where the absence or the addition of a house name, an estate name or a geographic area identifier has occurred.  We found that the property address substantially agreed with the COT or Official Copy of Register Entries, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.3.	Loan purpose
For each loan in the Sample Pool, we compared whether the loan purpose shown on the Sample Pool agreed with that shown on the Application Form, latest offer, KFI, Home Loan Details or the Home Loan Additional Information Form. We found that the loan purpose agreed with the Application Form, latest offer, KFI, Home Loan Details or the Home Loan Additional Information Form, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.4.	Amount advanced
For each loan in the Sample Pool, we compared whether the amount advanced (plus fees if fees were added to the loan) shown on the Sample Pool agreed with that shown on the latest offer, KFI or Home Loan Details for each mortgage loan, within ± three months payments as shown on the offer. We found that the amount advanced agreed with the latest offer, KFI or Home Loan Details, except for 1 error.

Account number	Description of error
Deloitte ref 89	Sample Pool = £29,476.95; source documents = £31,500

As a result of the procedures performed there is a 99% confidence that not more than 2% of the mortgage population contains errors.

2.5.	Current balance

For each loan in the Sample Pool, we compared whether the current balance shown on the Sample Pool agreed within a tolerance of ± £250 with that shown in the System as at 30 April 2015.  We found that the current balance agreed within a tolerance of ± £250 with the System as at 30 April 2015, with no exception.

As a result of the procedures performed there is a 99% confidence level that not more than 1% of the mortgage population contains errors.

2.6.	Original term

For each loan in the Sample Pool, we compared whether the original term shown on the Sample Pool agreed with that shown in the latest offer, KFI or Home Loan Details for each mortgage loan, within ± 3 months.  We found that the original term agreed with the latest offer, KFI or Home Loan Details, except for 3 errors.

Account number	Description of error
Deloitte ref 17	Sample Pool = 213 months; source documents = 225 months
Deloitte ref 49	Sample Pool = 264 months; source documents = 180 months
Deloitte ref 176	Sample Pool = 180 months; source documents = 126 months

As a result of the procedures performed there is a 99% confidence that not more than 3% of the mortgage population contains errors.

2.7.	Valuation amount

For each loan in the Sample Pool, we compared whether the valuation amount shown on the Sample Pool agreed with that shown in the original valuation report or a letter from the valuer confirming the valuation in the file(s) relating to each mortgage loan.  We found that the valuation amount agreed with the valuation report or letter from the valuer confirming the valuation, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.

2.8.	Valuation date

For each loan in the Sample Pool we compared whether the date of valuation shown on the Sample Pool agreed with the date of valuation shown on the original valuation report or a letter from the valuer confirming the valuation in the file(s) relating to each mortgage loan, to within + 30 days.  We found that the valuation date agreed with the valuation report or letter from the valuer confirming the valuation, except for 1 error.

Account number	Description of error
Deloitte ref 73	Sample Pool = 01/09/2004; valuation report = 01/09/2006

As a result of the procedures performed there is a 99% confidence that not more than 2% of the mortgage population contains errors.

2.9.	Credit search

For each loan in the Sample Pool, we compared whether a credit search(es) had been completed in the name(s) of at least the main borrower(s) in the form of an accept or pend Autoscore Decision Printout document or a printout from the Autoscore Archive Database. We found that a credit search(es) had been completed in the name(s) of the borrower(s), with no exception.

As a result of the procedures performed there is a 99% confidence level that not more than 1% of the mortgage population contains errors.

2.10.	Income confirmation

For each loan in the Sample Pool, we compared whether the income amount associated with the borrower name(s) had been accurately stated, to within a 15% tolerance, to the Application Form, the Salary Calculator Form or Autoscore Decision Printout. We found that the income amount associated with the borrower name(s) agreed, to within a 15% tolerance, with the Application Form, the Salary Calculator Form or Autoscore Decision Printout, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.

2.11.	Document signatories
2.11.1.	For each loan in the Sample we noted whether the Application Form had been signed in the designated signature space. We found the Application Form to be signed, with no exception.
As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.11.2.
For each loan in the Sample Pool we noted whether the valuation report, where available, had been signed in the designated signature space.  We found the valuation report to be signed, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.
2.11.3.
For each loan in the Sample Pool we noted whether the COT had been signed in the designated signature space.  It must be noted that the Official Copy of Register Entries does not require a designated signatory, so therefore this was not tested in the cases where there was an Official Copy of Register Entries on file but no COT.  We found the above documents to be signed or on file, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.

2.12.	Product type

For each loan in the Sample Pool we compared whether the product type shown in the Sample Pool agreed to that shown on the latest offer, KFI or Home Loan Details. We found that the product type agreed with the latest offer, KFI or Home Loan Details, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.

2.13.	Credit Check

For each loan in the Sample Pool we noted whether an accept decision was recorded on the Autoscore Decision Printout or the Autoscore Archive Database. We found that the accept decision was recorded on the Autoscore Decision Printout or the Autoscore Archive Database, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.

2.14.	Arrears balance

For each loan in the Sample Pool we compared whether the arrears balance shown on the Sample Pool as at 30 April 2015 agreed to within a tolerance of ± £50 of the arrears balance shown in the System. We found that arrears balance as at 30 April 2015 agreed to within a tolerance of + £50 with the System, with no exception.

As a result of the procedures performed there is a 99% confidence that not more than 1% of the mortgage population contains errors.

Scope of our Asset Agreed Upon Procedures Letter

The scope of our work in preparing this Asset Agreed Upon Procedures Letter was limited solely to those procedures set out above.  Accordingly we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Letter should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Letter.

We were not engaged to, and did not conduct an audit, the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This Asset Agreed Upon Procedures Letter has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards.  This Asset Agreed Upon Procedures Letter is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this letter in connection with any offering of securities outside the United States.

3.	Use of this Asset Agreed Upon Procedures Letter

This Asset Agreed Upon Procedures Letter is provided solely for the private information and use of the Issuer, the Originator, the Arranger, the Joint Lead Managers and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Originator, the Arranger, the Joint Lead Managers and the Managers. This Agreed Upon Procedure letter should not be included in any publicly filed or publicly available document nor should this Agreed Upon Procedure letter, the services performed hereunder, or Deloitte's engagement hereunder be referred to in any publicly filed or publicly available document except under the terms specified in our engagement letter dated 7 July 2015. For the avoidance of doubt, the Arranger, the Joint Lead Managers and the Managers are being provided with the Asset Agreed Upon Procedures Letter in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Letter please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours faithfully

Deloitte LLP